                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): AUGUST 19, 2002


                                    SLI, INC.
             ------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



           OKLAHOMA                     0-25848                 73-1412000
 -----------------------------        -----------            ------------------
 (State or Other Jurisdiction         (Commission              (IRS Employer
       of Incorporation)              File Number)           Identification No.)


                 500 CHAPMAN STREET, CANTON, MASSACHUSETTS 02021
            -----------------------------------------------------------
            (Address of principal executive offices)         (zip code)

       Registrant's telephone number, including area code: (781) 828-2948


                                  Not Applicable
          ------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


                                        1
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ITEM 9. REGULATION FD DISCLOSURE.

      On August 19, 2002, Frank M. Ward, Chief Executive Officer and Robert J. Mancini, Chief Financial Officer, executed and filed with the Securities and Exchange Commission the certification required by Section 906 of the Sarbanes-Oxley Act. A copy of the certification is attached hereto as Exhibit
99.1 to this Form 8-K and incorporated herein by reference.





                                        2
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SLI, Inc.


                                    By:  /s/ Robert J. Mancini
                                         ---------------------------
                                    Name:  Robert J. Mancini
                                    Title: Chief Financial Officer





Date: August 19, 2002
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                                INDEX TO EXHIBITS


      Number      Description
      ------      -----------
      99.1        Certification signed by Messrs. Ward and Mancini under the
                  Sarbanes-Oxley Act pursuant to Section 906 of the
                  Sarbanes-Oxley Act.